UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

DOLPHIN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	001-38331	86-0787790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 774 -0407

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On May 4, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) and management of Dolphin Entertainment, Inc. (the “Company”) determined that the Company’s previously issued unaudited condensed consolidated financial statements included in the quarterly report on Form 10-Q for the interim period ended September 30, 2021 (the “Prior Period Financial Statements”), should no longer be relied upon due to an error in the classification of the change in fair value of contingent consideration. The Company had incorrectly classified the change in fair value of contingent consideration as part of non-operating expenses instead of income/loss from operations for the three and nine months ended September 30, 2021. Due to this error, income from operations of $38,289 for the three months ended September 30, 2021 is restated to a loss from operation of $1,071,711 and the loss from operations of $1,100,358 for the nine months ended September 30, 2021 is restated to a loss from operations of $2,410,358. Total other income, net for the three months ended September 30, 2021 of $103,362 is restated to total other income of $1,203,362 and total other loss, net for the nine months ended September 30, 2021 of $2,718,885 is restated to total other loss, net of $1,408,885. This change will require restating the Prior Period Financial Statements, which will be presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

The prior period error had no impact to net cash used in operations for the nine months ended September 30, 2021. Furthermore, the error had no impact on net income or loss or net earnings or loss per share for the three and nine months ended September 30, 2021. In addition, the error had no impact on any of the balance sheet accounts, including accumulated deficit, as of September 30, 2021.

The members of the Audit Committee and members of management discussed with the Company's independent accountant, BDO USA, LLP, the matters disclosed above.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: May 10, 2022	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer